UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  June 13, 2008
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On June 16, 2008, Tween Brands, Inc. (the “Company”) announced the resignation of Kenneth T. Stevens as President and Chief Operating Officer (Principal Financial and Accounting Officer) and as a director of the Company, effective June 27, 2008.
     The Company issued a press release announcing Mr. Stevens’ resignation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(c) Also on June 16, 2008, the Company announced that Rolando de Aguiar, the Company’s Executive Vice President and Chief Financial Officer, will assume the role of the Company’s Principal Financial Officer and Principal Accounting Officer, effective June 27, 2008. The information regarding Mr. de Aguiar required by paragraphs (c)(2) and (c)(3) of Item 5.02 is contained in Item 5.02(c) of the Company’s Current Report on Form 8-K, dated May 20, 2008, filed with the Securities and Exchange Commission on May 22, 2008, and is incorporated herein by reference.
(e) The Company has entered into a Letter Agreement with Mr. Stevens, dated June 13, 2008 (the “Severance Agreement”). A copy of the Severance Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The following summary of the Severance Agreement is qualified in its entirety by reference to the text of the Severance Agreement and capitalized terms used in this report and not otherwise defined have the meaning given to such terms in the Severance Agreement.
     Under the Severance Agreement, among other provisions, except as may be modified below, Mr. Stevens has agreed to comply with all terms and conditions of the Employment Agreement, dated January 29, 2007 (the “Employment Agreement”). Under the Severance Agreement, the Company and Mr. Stevens also generally agreed to release each other from any and all claims that either party ever had or may now have up to and including the date of the Severance Agreement.
     Subject to effectiveness of the Severance Agreement, in consideration for Mr. Stevens’ agreement to and continued compliance with the terms of the Severance Agreement, the Severance Agreement provides Mr. Stevens with, pursuant to Section 11(a) of the Employment Agreement, any accrued base salary and vacation, and vested benefits as of the effective date of resignation pursuant to the Company’s benefit, retirement incentive and other plans. Furthermore, the Severance Agreement provides Mr. Stevens with the following benefits, subject to effectiveness of the Severance Agreement: (i) $400,000, minus applicable taxes and fees, payable in lump sum within five business days of effectiveness of the Severance Agreement; (ii) reimbursement for legal fees associated with the negotiation of the Severance Agreement up to a maximum of $5,000; and (iii) a reduction of the “non-competition” and “non-solicitation” periods outlined in Sections 12(b) and (c) of the Employment Agreement from two years to a period of one year from the effective date of resignation.
     The information contained or incorporated by reference in this Form 8-K contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “target,” “predict,” “believe,” “intend,” “plan,” “expect,” “hope,” “risk,” “could,” “pro forma,” “potential,” “prospect,” “outlook,” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information. These forward-looking statements involve various important risks, uncertainties and other factors that could cause actual results to differ materially from those expressed. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this Form 8-K:
•	Ability to grow or maintain comparable store sales;

•	Decline in the demand for our merchandise;

•	Ability to develop new merchandise;

•	The impact of competition and pricing;

•	Level of mall and power center traffic;

•	Effectiveness of expansion into new or existing markets;

•	Effectiveness of store remodels;

•	Availability of suitable store locations at appropriate terms;

•	Effectiveness of our brand awareness and marketing programs;

•	Ability to enforce our licenses and trademarks;

•	Ability to hire and train associates;

•	Ability to successfully launch a new brand;

•	A significant change in the regulatory environment applicable to our business;

•	Risks associated with our sourcing and logistics functions;

•	Changes in existing or potential trade restrictions, duties, tariffs or quotas;

•	Currency and exchange risks;

•	Changes in consumer spending patterns, consumer preferences and overall economic conditions;

•	The potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere;

•	The security of our computer network;

•	Outcome of various legal proceedings;

•	Impact of product recalls;

•	Acts of terrorism in the U.S. or worldwide; and

•	Other risks as described in other reports and filings we make with the Securities and Exchange Commission.
Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the Company. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Item 9.01.	Exhibits.
     (c)  Exhibits.

Exhibit No.	Description

10.1	* Letter Agreement, dated June 13, 2008, between the Company and Mr. Stevens.

99.1	* Press Release, dated June 16, 2008, entitled “Tween Brands Announces the Resignation of Kenneth T. Stevens.”

*	Filed with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.
Date: June 16, 2008	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Senior Vice President, General Counsel and Secretary

5